Exhibit 10.1

SECOND AMENDMENT TO

FIRST AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of March 28, 2013, among RigNet, Inc., a Delaware corporation (“Borrower”), each of the undersigned lenders (collectively, “Lenders” and each individually, a “Lender”), and Bank of America, N.A., a national banking association, as Administrative Agent (in such capacity, “Agent”) for itself and the other Lenders. Capitalized terms used but not defined in this Amendment have the meanings given them in the Credit Agreement (defined below).

RECITALS

A. Borrower, Agent and Lenders are party to that certain First Amended and Restated Credit Agreement dated as of July 2, 2012 (as amended by that certain First Amendment to First Amended and Restated Credit Agreement dated as of December 13, 2012 and as further amended, restated, or supplemented from time to time, the “Credit Agreement”).

B. Borrower, Agent and Lenders have agreed to amend the Credit Agreement in order to revise the Applicable Rate, subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1. Amendment to Credit Agreement.

(a) Section 1.01 (Defined Terms) of the Credit Agreement is amended to delete the definition of “Applicable Rate” in its entirety and replace it with the following definition:

“Applicable Rate” means, for any day, the rate per annum set forth below opposite the applicable Level then in effect (based on the Consolidated Leverage Ratio):

Level	Consolidated Leverage Ratio	Eurodollar Rate & LIBOR Daily Floating Rate
1	Less than 1.00 to 1.00	2.00%
2	Greater than or equal to 1.00 to 1.00, but less than 2.00 to 1.00	2.50%
3	Greater than or equal to 2.00 to 1.00	3.00%

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided that, if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Lenders, Pricing Level 3 shall apply, in each case as of the fifth Business Day after the date on which such Compliance Certificate was required to have been delivered and in each case shall remain in effect until the first Business Day following the date on which such Compliance Certificate is delivered. Notwithstanding anything to the contrary contained in this definition, (a) the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.l0(b) and (b) the Applicable Rate as of March 28, 2013 shall be set forth in Level 2 until the first Business Day immediately following the date a Compliance Certificate is delivered to Agent pursuant to Section 6.02(a) for the fiscal quarter ending March 31, 2013. Any adjustment in the Applicable Rate shall be applicable to all Credit Extensions then existing or subsequently made or issued.”

2. Conditions. This Amendment shall be effective as of the date first set forth above once each of the following has been delivered to Agent, each in form and substance reasonably acceptable to Agent:

(a) this Amendment executed by Borrower, the Lenders, and Agent; and

(b) the Guarantors’ Consent and Agreement attached hereto, executed by each of the Guarantors.

3. Representations and Warranties. Borrower represents and warrants to Agent and each Lender that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate action on the part of Borrower, (c) no other consent of any Person (other than Agent and the Lenders) is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (f) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (g) no Default or Event of Default has occurred and is continuing. The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment. No investigation by Agent or any Lender is required for Agent or any Lender to rely on the representations and warranties in this Amendment.

4. Scope of Amendment; Reaffirmation; Release. All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment. Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Borrower hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which it is a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment). Borrower hereby releases Agent and Lenders from any liability for actions or omissions in connection with the Credit Agreement and the other Loan Documents prior to the date of this Amendment.

5. Miscellaneous.

(a) No Waiver of Defaults. This Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Agent’s or any Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b) Form. Each agreement, document, instrument or other writing to be furnished to Agent and Lenders under any provision of this Amendment must be in form and substance satisfactory to Agent and its counsel.

2

(c) Headings. The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, or the other Loan Documents.

(d) Costs, Expenses and Attorneys’ Fees. Borrower agrees to pay or reimburse Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Agent’s counsel.

(e) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f) Multiple Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This Amendment may be transmitted and signed by facsimile, portable document format (PDF), and other electronic means. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrower, Agent and Lenders. Agent may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile, PDF, or other electronic document or signature.

(g) Governing Law. This Amendment and the other Loan Documents must be construed, and their performance enforced, under Texas law.

(h) Entirety. THE LOAN DOCUMENTS (AS AMENDED HEREBY) REPRESENT THE FINAL AGREEMENT

AMONG BORROWER, AGENT AND LENDERS, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signatures appear on the following pages.]

3

This Amendment is executed as of the date set out in the preamble to this Amendment.

BORROWER: RIGNET, INC.,
a Delaware corporation

By:	/s/ Martin L. Jimmerson, Jr.
Martin L. Jimmerson, Jr.
Chief Financial Officer

Signature Page to Second Amendment to First Amended and Restated Credit Agreement

AGENT: BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Anthony Kell
Anthony Kell Vice President

Signature Page to Second Amendment to First Amended and Restated Credit Agreement

LENDERS: BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swingline Lender

By:	/s/ Shelley McGregor
Shelley McGregor Senior Vice President

Signature Page to Second Amendment to First Amended and Restated Credit Agreement

COMPASS BANK,
as a Lender

By:	/s/ Megan Bickel
Megan Bickel
Vice President

Signature Page to Second Amendment to First Amended and Restated Credit Agreement

GUARANTORS’ CONSENT AND AGREEMENT

TO

SECOND AMENDMENT TO

FIRST AMENDED AND RESTATED CREDIT AGREEMENT

As an inducement to Agent and Lenders to execute, and in consideration of Agent’s and Lenders’ execution of, this Amendment, each of the undersigned hereby consents to this Amendment and agrees that, except as expressly set forth in this Amendment, this Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under the Guaranty set out in the Credit Agreement, or under any Loan Documents, agreements, documents or instruments executed by the undersigned to create liens, security interests or charges to secure any of the Obligations, all of which are in full force and effect, except as expressly set forth in this Amendment. Each of the undersigned further represents and warrants to Agent and Lenders that (a) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (b) the undersigned is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (c) no Default or Event of Default has occurred and is continuing. Each Guarantor hereby releases Agent and Lenders from any liability for actions or omissions in connection with the Loan Documents prior to the date of this Amendment. This Consent and Agreement shall be binding upon the undersigned, and their legal representatives and permitted assigns, and shall inure to the benefit of Agent and Lenders, and their successors and assigns.

GUARANTORS: LANDTEL, INC., a Delaware corporation		LANDTEL COMMUNICATIONS, L.L.C., a Louisiana limited liability company

By:	/s/ Martin L. Jimmerson	By:	/s/ Martin L. Jimmerson
	Martin L. Jimmerson President		Martin L. Jimmerson President

RIGNET SATCOM, INC., a Delaware corporation

By:	/s/ Martin L. Jimmerson
Martin L. Jimmerson Chief Financial Officer

Guarantors’ Consent and Agreement to

Second Amendment to First Amended and Restated Credit Agreement